YieldMax Innovation Option Income Strategy ETF
Schedule of Investments
July 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 97.3%		Par	Value
United States Treasury Note/Bond
0.75%, 11/15/2024 (a)		$32,633,000	$32,213,609
2.63%, 04/15/2025 (a)		11,082,000	10,905,264
3.00%, 07/15/2025 (a)		11,115,000	10,930,356
3.88%, 01/15/2026 (a)		11,032,000	10,926,851
TOTAL U.S. TREASURY SECURITIES (Cost $64,902,862)			64,976,080

PURCHASED OPTIONS - 6.2% (b)(c)	Notional Amount	Contracts
Call Options - 6.2%			$–
ARK Innovation ETF, Expiration: 09/20/2024; Exercise Price: $45.00 (d)	$68,067,350	14,950	4,141,150
TOTAL PURCHASED OPTIONS (Cost $4,645,665)			4,141,150

SHORT-TERM INVESTMENTS - 0.0%(e)		Shares
Money Market Funds - 0.0%(e)
First American Government Obligations Fund - Class X, 5.23% (f)		18,728	18,728
TOTAL SHORT-TERM INVESTMENTS (Cost $18,728)			18,728

TOTAL INVESTMENTS - 103.5% (Cost $69,567,255)			69,135,958
Liabilities in Excess of Other Assets - (3.5)%			(2,328,914)
TOTAL NET ASSETS - 100.0%			$66,807,044

Percentages are stated as a percent of net assets.

(a)	The security is pledged as collateral at the broker in connection with written options as of July 31, 2024.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with a written option contract.
(e)	Represents less than 0.05% of net assets.
(f)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

YieldMax Innovation Option Income Strategy ETF
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (4.6)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.2)%
ARK Innovation ETF, Expiration: 08/02/2024; Exercise Price: $47.50	$(68,067,350)	(14,950)	$(149,500)

Put Options - (4.4)%
ARK Innovation ETF, Expiration: 09/20/2024; Exercise Price: $45.01 (c)	(68,067,350)	(14,950)	(2,947,388)
TOTAL WRITTEN OPTIONS (Premiums received $2,833,040)			$(3,096,888)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® options.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2024:

YieldMax Innovation Option Income Strategy ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Securities	$–	$64,976,080	$–	$64,976,080
Purchased Options	–	4,141,150	–	4,141,150
Money Market Funds	18,728	–	–	18,728
Total Assets	$18,728	$69,117,230	$–	$69,135,958

Liabilities:
Written Options	$–	$(3,096,888)	$–	$(3,096,888)
Total Liabilities	$–	$(3,096,888)	$–	$(3,096,888)